HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO

033-19946    HV-1524 – Group Variable Annuity Contracts

Supplement dated May18, 2017 to your Prospectus

FUND NAME CHANGE

MORGAN STANLEY VARIABLE INSURANCE FUNDS

Effective May 1, 2017, the following name changes were made to your Prospectus:

Current Name	New Name

UIF Mid Cap Growth Portfolio – Class II	VIF Mid Cap Growth Portfolio – Class II
UIF U.S. Real Estate Portfolio – Class II	VIF U.S. Real Estate Portfolio – Class II

As a result of the above changes, all references to the Current Names in your Prospectus are deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.